UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K/A
Amendment No. 5

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2009

HUMAN BIOSYSTEMS
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation or organization)

0-28413 (Commission File Number)	77-0481056 (IRS Employer Identification No.)
10350 Mission Gorge Road, Santee, California (principal executive offices)	92069 (Zip Code)

(714) 724 3355
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

On April 8, 2009, we filed with the Securities and Exchange Commission a Current Report on Form 8-K.  On April 21, 2009, we filed with the Securities and Exchange Commission a Current Report on Form 8-K/A Amendment No. 1.  On May 7, 2009, we filed with the Securities and Exchange Commission a Current Report on Form 8-K/A Amendment No. 2.  On June 9, 2009, we filed with the Securities and Exchange Commission a Current Report on Form 8-K/A Amendment No. 3.  On August 21, 2009, we filed with the Securities and Exchange Commission a Current Report on Form 8K/A Amendment No. 4. This Amendment No. 5 to our Current Report on Form 8-K/A is being filed because we failed to include Exhibit 23.1, Consent of Independent Auditors. The filing of this Form 8-K/A Amendment No. 5, is not an admission that our Form 8-K, or our Form 8-K/A Amendment Nos. 1, 2, 3, and 4 when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

Except as described herein, no other changes have been made to our Current Report on Form 8-K or our Form 8-K/A Amendment Nos. 1, 2, 3, and 4.  We have not updated the disclosures in this Form 8-K/A Amendment No. 5, to speak as of a later date or to reflect events which occurred at a later date, except as noted.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

See attached.

(b)

Pro forma financial information.

See attached.

(c)

Exhibits.

Exhibit No.	Identification of Exhibits
23.1	Consent of Independent Auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2009	HUMAN BIOSYSTEMS

By. /s/ Frank J. Drechsler
Frank J. Drechsler, Chief Executive Officer

2

__________________________________________________________________________________________________________

SAN WEST, INC.
RESTATED BALANCE SHEETS
DECEMBER 31, 2008 AND 2007

ASSETS	2008	2007
Current Assets		
Cash and Cash Equivalents	6,253	39,752
Accounts Receivable - Trade	16,201	12,848
Inventory	653,546	277
Prepaid Expenses	2,343	-
Total Current Assets	678,343	52,877
Fixed Assets		
Other Equipment and Tools	19,010	1,100
Office Equipment	52,299	3,419
Furniture and Fixtures	50,000	-
Leasehold Improvements	8,917	-
	130,226	4,519
Accumulated Depreciation	(9,230)	(592)
Net Fixed Assets	120,996	3,927
Other Assets		
Other Assets	21,365	-
Goodwill	288,989	-
Total Other Assets	310,354	-
Total Assets	1,109,692	56,804

LIABILITIES AND STOCKHOLDERS' EQUITY	2008	2007
Current Liabilities		
Accounts Payable	540,263	10,933
Other Current Liabilities	17,849	-
Loans From Shareholders	268,345	18,302
Subsidiary purchase current-portion	29,816	-
Total Current Liabilities	856,273	29,235
Long Term Liabilities		
Buggy World Escrow Loan	226,296	-
Johnson's Bug Note	15,000	-
Total Long Term Liabilities	241,296	-
Stockholders' Equity		
Capital Stock .001 par value 25,000,000 authorized 5,896,836 and 5,344,000 issued and outstanding	5,897	5,344
Additional Paid In Capital	365,301	89,436
Retained Earnings	(359,075)	(67,211)
	12,123	27,569
Total Liabilities and Stockholders' Equity	1,109,692	56,804

See Accountants' Audit Report

- 2 -

SAN WEST, INC.
RESTATED STATEMENT OF STOCKHOLDERS' EQUITY
ACCUMULATED FOR THE PERIOD FROM DATE OF INCEPTION
ON DECEMBER 18, 2008
(Expressed in US Dollars)

Capital Stock Issued (no par value)	Number of Common Shares	Par Value	Additional Paid In Capital	Deficit Accumulated	Total Stockholders' Equity (Deficit)
- at July 26, 2001	5,000,000	0.001	37,780	-	42,780
Net Income for 2001				7,849	7,849
Balance as of December 31, 2001	5,000,000	0.001	37,780	7,849	50,629
Net Income (Loss) for 2002				(4,219)	(4,219)
Balance as of December 31, 2002	5,000,000	0.001	37,780	3,630	46,410
Net Income (Loss) for 2003				(13,117)	(13,117)
Balance as of December 31, 2003	5,000,000	0.001	37,780	(9,487)	33,293
Net Income (Loss) for 2004				(10,319)	(10,319)
Balance as of December 31, 2004	5,000,000	0.001	37,780	(19,806)	22,974
- Cancellation of original issue	(5,000,000)	0.001	(37,780)	-	(42,780)
- July 15, 2005 Replacement stock issued	5,000,000	0.001	37,780		42,780

See accountants' audit report

- 5 -

SAN WEST, INC.
RESTATED STATEMENT OF STOCKHOLDERS' EQUITY
ACCUMULATED FOR THE PERIOD FROM DATE OF INCEPTION
ON DECEMBER 18, 2008
(Expressed in US Dollars)

Capital Stock Issued (no par value)	Number of Common Shares	Par Value	Additional Paid In Capital	Deficit Accumulated	Total Stockholders' Equity (Deficit)
- at October 25, 2005 Stock issued for services	200,000	0.001	19,800	-	20,000
- at October 25, 2005 Stock Issued for services	100,000	0.001	9,900	-	10,000
Net Loss for 2005				(39,597)	(39,597)
Balance as of December 31, 2005	5,300,000	0.001	67,480	(59,403)	13,377
- May 31, 2006 Stock issued for cash	6,000	0.001	2,994	-	3,000
- June 6, 2006 Stock issued for cash	2,000	0.001	998	-	1,000
- June 10, 2006 Stock issued for cash	6,000	0.001	2,994	-	3,000
- June 13, 2006 Stock issued for cash	2,000	0.001	998	-	1,000
- June 23, 2006 Stock issued for cash	2,000	0.001	998	-	1,000

See accountants' audit report

- 6 -

SAN WEST, INC.
RESTATED STATEMENT OF STOCKHOLDERS' EQUITY
ACCUMULATED FOR THE PERIOD FROM DATE OF INCEPTION
ON DECEMBER 18, 2008
(Expressed in US Dollars)

Capital Stock Issued (no par value)	Number of Common Shares	Par Value	Additional Paid In Capital	Deficit Accumulated	Total Stockholders' Equity (Deficit)
- July 1, 2006 Stock issued for cash	7,000	0.001	3,493	-	3,500
- July 28, 2006 Stock issued for cash	5,000	0.001	2,495	-	2,500
- July 31, 2006 Stock issued for cash	5,000	0.001	2,495	-	2,500
Net Income for 2006				18,054	18,054
Balance as of December 31, 2006	5,335,000	0.001	84,945	(41,349)	48,931
- April 29, 2007 Stock issued for cash	4000	0.001	1,996	-	2,000
- May 2, 2007 Stock issued for cash	5000	0.001	2,495	-	2,500
Net Income (Loss) for 2007				(25,862)	(25,862)
Balance as of December 31, 2007	5,344,000	0.001	89,436	(67,211)	27,569
- February 15, 2008 Stock issued for cash	4,000	0.001	1,996	-	2,000

See accountants' audit report

- 7 -

SAN WEST, INC.
RESTATED STATEMENT OF STOCKHOLDERS' EQUITY
ACCUMULATED FOR THE PERIOD FROM DATE OF INCEPTION
ON DECEMBER 18, 2008
(Expressed in US Dollars)

Capital Stock Issued (no par value)	Number of Common Shares	Par Value	Additional Paid In Capital	Deficit Accumulated	Total Stockholders' Equity (Deficit)
- April 5, 2008 Stock issued for cash	2,000	0.001	998	-	1,000
- April 8, 2008 Stock issued for cash	2,000	0.001	998	-	1,000
- April 9, 2008 Stock issued for cash	1,000	0.001	499	-	500
- July 27, 2008 Stock issued for cash	400,000	0.001	199,600	-	200,000
- August 28, 2008 Stock issued for cash	54,836	0.001	27,363	-	27,418
- September 12, 2008 Stock issued for cash	30,000	0.001	14,970	-	15,000
- October 27, 2008 Stock issued for cash	24,000	0.001	11,976	-	12,000
- November 18, 2008 Stock issued for cash	20,000	0.001	9,980	-	10,000
- December 20, 2008 Stock issued for cash	15,000	0.001	7,485	-	7,500
Net Income for 2008				(291,864) -	(291,864)
Balance as of December 31, 2008	5,896,836	0.001	365,301	(359,075)	12,123

See accountants' audit report

- 8 -

SAN WEST, INC.
(A Development Stage Company)
NOTES TO RESTATED AUDITED FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies of San West, Inc. (A Development Stage Company) (the "Company") is presented to assist in understanding the Company's financial statements. The accounting policies presented in these footnotes conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the accompanying financial statements. These financial statements and notes are representations of the Company's management who are responsible for their integrity and objectivity. The Company has not realized revenues from its planned principal business purpose and is considered to be in its development state in accordance with SFAS 7, "*Accounting and Reporting by Development State Enterprises.*"

Organization – San West, Inc. ("San West", "the Company", or "we") is a Nevada Corporation, established in July, 2001. The Company designs, manufacturers, sells and repairs off-road buggies, and additionally provides after market performance products and accessories for buggies. Its products are sold both at a physical location and online while the buggy repair services are sold and fulfilled at the physical location. Its primary service outlet, "Letz Go Racing Off-Road Center" is located in Huntington Beach, California and provides customers with modification parts, accessories and repair services for off-road buggies built in China for the U.S. market.

San West has received certification as a Master Dealer for Ruesch Rhino turbo utility terrain vehicles (UTVs) which are manufactured by Ruesch Motor Company. Its Master Dealer certification extends throughout Orange County and San Diego as well as throughout the border cities in California next to Arizona. It has established an online sales presence at merchantdirectdepot.com and through Amazon wherein it sells its own products and resell others through strategic partnerships.

In August 2008, the Company purchased Buggy World, Inc. through a third party agent. These financial statements reflect the activity of San West, Inc. for the years ending December 31, 2008 and 2007 and Buggy World, Inc. for the period from August 15, 2008 through December 31, 2008.

Basis of Presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates. Management further acknowledges that it is solely responsible for adopting sound accounting practices, establishing and maintaining a system of internal accounting control and preventing and detecting fraud. The Company's system of internal accounting control is designed to assure, among other items, that (1) recorded transactions are valid; (2) all valid transactions are recorded and (3) transactions are recorded in the period in a timely manner to produce financial statements which present fairly the financial condition,

Fiscal Year - The Company's fiscal year-end is December 31.

Cash and Cash Equivalents - The Company considers all highly liquid investments purchased with maturity of three months or less to be cash equivalents. Cash and cash equivalents may at times exceed Federally insured limits. To minimize this risk, the Company places its cash and cash equivalents with high credit quality institutions.

Inventory – The Company's inventory consists of two separate types.

- Parts Inventory is recorded at the cost of item at time of purchase. The system will adjust the cost of an item to an average cost if received at a different price later. The parts inventory is reviewed at the end of each year and is adjusted as necessary.
- Vehicle Inventory is recorded at cost and is never adjusted until sold.

The Company currently utilizes a "just-in-time" inventory system for the vehicle inventory which reduces the overall inventory expense and risk. Inventory is typically six of each available kit retained in stock at any given time. Additional parts can typically be received within 24-hours if they are out of stock. All requested kits and products are typically shipped within 72 hours of each order.

9

SAN WEST, INC.
(A Development Stage Company)
NOTES TO RESTATED AUDITED FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounts Receivable - invoices produced in the system as the customer orders them these amounts are due from customers for undelivered goods. Company policy is that customers do not receive goods until balance is paid in full.

Revenue – Revenue is recorded as it is earned. In service/repair revenue is recorded upon completion of the service. Payments are due when the vehicle is picked up or delivered to customer. Buggy sales and parts revenue is recognized when the product is paid in full.

Cost of Goods Sold – Cost of goods sold is recorded by the accounting system at an average cost of an item. It si recorded at the time of a sale of products.

Commissions – Commissions are recorded to different employees when they are earned by; selling parts, buggies and/or service. Rates are different for each employee in different departments.

Property and Equipment – Property and equipment are recorded at cost with depreciation and amortization provided over the shorter of the remaining lease term or the estimated useful life of the improvement. Renewals and betterments that materially extend the life of an asset are capitalized. Expenditures for maintenance and repairs are charged to expense when incurred.

Impairment of Long-Lived Assets – The Company review long-lived assets, including amortizable intangibles, for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the sum of the expected future undiscounted cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying value of the asset. During 2008, the Company recognized impairments charges of $0.

Income Taxes - The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes". Therefore, the Company records deferred taxes for the tax effect of differences between the financial reporting basis and the income tax basis of the Company's assets and liabilities. A valuation reserve is provided for a portion or all of the deferred tax assets when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Advertising Costs - Advertising costs are charged to operations when incurred. The Company incurred $40,780 and $4,888 in advertising costs in the years ending December 31, 2008 and 2007.

Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimated.

Financial Instruments - Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2008 and 2007. The respective carrying value of certain on-balance-sheet financial instruments approximate their fair values. These financial instruments include cash, accounts payable, accrued expenses and notes payable. Fair values were assumed to approximate carrying values for these financial instruments because they are short term in nature and their carrying amounts approximate fair values.

Other current liabilities – The Company records customer deposits and sales tax payable in the other current liabilities account. Customers deposits are received for items are returned to the customer at the end of the contract. Sales tax is paid on a monthly basis based on the sales of the previous month.

10

SAN WEST, INC.
(A Development Stage Company)
NOTES TO RESTATED AUDITED FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounts Payable - The Company uses an accrual accounting system whereby the bills are recorded when received and the payments are recorded when the funds are transferred or the check is written. The amounts recorded in the accounts payable account are for regularly occurring expenses as well as expected items not related to other debt.

Recently Enacted Accounting Standards – In September 2006, the FASB issued Statement No. 157, "Fair Value Measurements" (FAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of FAS 157 became effective as of the beginning of our 2008 fiscal year. The adoption of FAS 157 did not have a significant impact on our financial statements.

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108), which addresses how to quantify the effect of financial statement errors. The provisions of SAB 108 became effective as of the end of our 2007 fiscal year. The adoption of SAB 108 did not have a significant impact on our financial statements.

In February 2007, the FASB issued Statement No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115" (FAS 159). FAS 159 permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value and establishes presentation and disclosure requirements designed to facilitate comparison between companies that choose different measurement attributes for similar types of assets and liabilities. The provisions of FAS 159 become effective as of the beginning of our 2009 fiscal year. We are currently evaluating the impact that FAS 159 will have on our financial statements.

In December 2007, the FASB issued SFAS 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51" which applies to all entities that prepare consolidated financial statements, except not-for-profit organizations, but will affect only those entities that have an outstanding noncontrolling interest in one or more subsidiaries or that deconsolidate a subsidiary. The statement is effective for annual periods beginning after December 15, 2008.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133," (SFAS "161") as amended and interpreted, which requires enhanced disclosures about an entity's derivative and hedging activities and thereby improves the transparency of financial reporting. Disclosing the fair values of derivative instruments and their gains and losses in a tabular format provides a more complete picture of the location in an entity's financial statements of both the derivative positions existing at period end and the effect of using derivatives during the reporting period. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Early adoption is permitted. We are currently evaluating the impact that FAS 161 will have on our financial statements.

In May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts – an interpretation of FASB Statement No. 60." SFAS 163 requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. This Statement also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities. Those clarifications will increase comparability in financial reporting of financial guarantee insurance contracts by insurance enterprises. This Statement requires expanded disclosures about financial guarantee insurance contracts. The accounting and disclosure requirements of the Statement will improve the quality of information provided to users of financial statements. SFAS 163 will be effective for financial statements issued for fiscal years beginning after December 15, 2008. The Company does not expect the adoption of SFAS 163 will have a material impact on its financial condition or results of operation.

11

SAN WEST, INC.
(A Development Stage Company)
NOTES TO RESTATED AUDITED FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

NOTE 2 – ACQUISITION

An acquisition of a company occurs when one enterprise pays cash, or issues stock or debt for all or part of the voting stock of another enterprise. The acquired enterprise remains intact as a separate legal entity. The parent-subsidiary relationship is accounted for as a purchase, and it is referred to as an acquisition.

Buggy World, Inc. was acquired through a third party seller for the total acquisition price of $613,202. The purchase price was raised through loans from shareholders and a loan from Cambio Enterprises, Inc. According to the terms of the sale, San West, Inc. purchased 100% of the outstanding shares of the company as well as all the assets listed on the books at the time of the sale.

San West's intention with this acquisition was to expand their presence in the retail market by acquiring an added location for sales and service. The Company Buggy World, Inc. continues to work as an independent subsidiary. The attached financial statements reflect the activity of Buggy World, Inc. from the acquisition date to December 31, 2008.

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern. Since inception, the Company has been engaged primarily in product research and development, investigating markets for its products, developing manufacturing and supply chain partners, and developing distribution, licensing and other channel relationships. In the course of funding research and development activities, the Company has sustained operating losses since inception and has an accumulated deficit of $335,420 and $67,220 at December 31, 2008 and 2007.

The Company has and will continue to use significant capital to manufacture and commercialize its products. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise any necessary additional funds not provided by operations through loans or through additional sales of their common stock. There is no assurance that the Company will be successful in raising this additional capital or in achieving profitable operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might result from this uncertainty.

NOTE 4 – SUBSCRIPTION AGREEMENT

In June 2008, the Company undertook a private placement memorandum offering of Two Million (2,000,000) shares of common stock. The stock was offered with a price of 0.50 per share. The private offering was to accredited investors (as defined by Regulation D and Regulation S under the Securities Act of 1993) through a subscription agreement that states the shares were purchased with the intention of holding the securities for investment purposes, with no intention of dividing or allowing others to participate in this investment or to sell the securities for at least one year in the event that the company becomes registered with the Securities and Exchange Commission.

In the subscription agreement the purchaser specifically agrees that if the Company has an initial public offering prior to March 15, 2008, and the underwriter in such offering requires the existing shareholders of the Company to agree to a lock-up period during which such shareholders will not dispose of or pledge their securities, the purchasers agree to the lock-up period prescribed by the underwriter.

NOTE 5 – PREPAID EXPENSES

During 2008 the Company advanced $1,251 to various employees. The terms of the advances are based on the employee and their earnings. The advances are offset against future earnings and are required to be repaid within the agreed upon time period at the time of the advance. In the event that the employee leaves the company any advanced amounts are deducted from their final paycheck. At the end of 2008 the total outstanding advances balance was $800.

12

SAN WEST, INC.
(A Development Stage Company)
NOTES TO RESTATED AUDITED FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

NOTE 5 – PREPAID EXPENSES

During 2008 and 2007, the Company purchased insurance policies paying annual payments at the time of purchase. The annual payment amount that occurs during 2008 and 2009 has been recorded as a prepaid expense for the previous year.

NOTE 6 – GOODWILL

On August 20, 2008, the Company executed an Asset Purchase and Stock Transfer Agreement with a third party facilitator for Buggy World, Inc. In connection with this agreement, the Company acquired certain assets, including certain rights, title and interest to a recognized trade name within the industry. This name is Johnson's Bug which has been active for 31 years in the same industry and locations.

The value of this trade name is recorded in Goodwill. The Company intends to evaluate this acquired asset on an annual basis to determine if any impairment has occurred. In the event that it is determined that impairment has occurred the Company will reduce the carrying value of asset to the impaired value.

NOTE 7 – PROPERTY AND EQUIPMENT

Furniture and equipment are depreciated on a straight line basis over their estimated useful life; 5 years for all equipment and 7 years for the furniture acquired to date. A majority of the fixed assets listed were acquired in the purchase of Buggy World, since that purchase occurred in August of 2008, minimal depreciation was recorded on the acquired assets. Depreciation and amortization expense for the twelve months ended December 31, 2008 and 2007 was $8,638 and $592.

Property and equipment consists of the following at December 31:

	2008	2007
Other Equipment and Tools	$ 19,010	$ 1,100
Office Equipment	52,299	3,419
Furniture and Fixtures	50,000	-
Leasehold Improvements	8,917	- -
	130,226	4,519
Less: Accumulated depreciation	(9,230)	(592)
	$ 120,996	$ 3,927

NOTE 8 – OTHER ASSETS

The Company has recorded several types of security deposits made to various entities in the other assets account. These deposits consist of sales tax deposit, utility deposits, and lease deposits. All amounts recorded in the other assets are recoverable at the end of the contracts.

NOTE 9 – LOANS FROM SHAREHOLDERS

On August 10, 2008 the Company entered into a note agreement with Seacost Advisors for $80,000. The note requires one principal payment due on August 12, 2009. The note is interest bearing with a stated interest rate of 8%. The note does not have an established payment plan it only states that the principal payment is due August 12, 2009. Interest is to be paid prior to the final payment.

The remaining portion of Loans from Shareholders of $188,345 does not have written repayment agreements. The funds have been supplied to the Company as the need arose and will be repaid to the relevant shareholders as funds become available.

13

SAN WEST, INC.
(A Development Stage Company)
NOTES TO RESTATED AUDITED FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

NOTE 10 - CAPITAL STOCK

Common Stock - The Company has authorized 25,000,000 shares of $0.001 par value common stock.

On July 26, 2001, the Company issued 5,000,000 shares of common stock valued at $40,780 to the organizer of the company for the organization services.

In 2005, the original 5,000,000 were returned to the company in exchange for 2,500,000 shares valued at $40,780.

During 2005, the Company issued 300,000 shares for services valued at $30,000.

During 2006, the Company sold 35,000 shares of common stock for proceeds of $17,500.

During 2008, the Company issued 552,836 shares of commons stock for proceeds of $276,418. Of the stock issued in 2008, a total of 484,836 shares were issued as part of a private placement memorandum.

NOTE 11 - INCOME TAXES

The difference between the benefit for income taxes and the amount computed by applying the federal income tax rate of 34% to loss before benefit for income taxes for the years ending December 31, 2008 and 2007 is explained below:

As of December 31, 2008 and 2007, the Company had a net operating loss carryforwards of $291,864 and $25,862 which may be applied against future taxable income and which begins to expire in 2027. Components of net deferred tax assets, including a valuation allowance, are as follows at December 31:

		2008		2007
Deferred tax assets:				
Benefit computed at federal statutory rate	$	(113,827)	$	(23,527)
Effect of change in state tax rate		- -		(2,768)
Permanent differences		- -		- -
State income tax (benefit)		111,359		23,017
Other		2,468		3,278
Net deferred tax assets:	$	-	$	-

In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The amount of and ultimate realization of the benefits from the operating loss carryforwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company, and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the net deferred tax assets, the Company has established a valuation allowance equal to their tax effect and, therefore, no deferred tax asset has been recognized as of December 31, 2008 and 2007.

The Financial Accounting Standards Board has published FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," to address the non-comparability in reporting tax assets and liabilities resulting from a lack of specific guidance in FASB Statement of Financial Accounting Standards No. 109 (SFAS 109), "Accounting for Income Taxes," on the uncertainty in income taxes recognized in an enterprise's financial statements. Specifically, FIN 48 prescribes (a) a consistent recognition threshold and (b) a measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides related guidance on derecognition, classification, interest and penalties, accounting interim periods, disclosure and transition. To the extent interest and penalties would be assessed by taxing authorities of any underpayment of income taxes, such amounts would be accrued and classified as a component of income tax expenses on the statement of operations. FIN 48 will apply to fiscal years beginning after December 15, 2006, with earlier adoption permitted. The Company has completed its evaluation of the effects of FIN 48 and has concluded that the adoption of FIN 48 did not impact the financial statements for the period ended December 31, 2008 and 2007.

14

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UNAUDITED PRO FORMA FINANCIAL INFORMATION

On June 5, 2009 (the “Effective Date”), Human BioSystems, a California corporation (“HBS”), Human BioSystems Acquisition Company, a Nevada corporation (the “Subsidiary”), and San West, Inc., a Nevada corporation (“San West”) closed their Plan and Agreement of Triangular Merger (the “Plan of Merger”).  In accordance with the Plan of Merger, San West became a wholly-owned subsidiary of HBS through a merger with the Subsidiary.  The San West Stockholders received restricted HBS Common Stock at the rate of 3.16165 shares for each of their 4,136,836 shares issued and outstanding.  As a result, HBS issued 13,079,264 restricted shares in exchange for 100 percent of the outstanding capital stock of San West.  In addition, 817,454 restricted shares of the HBS Common Stock were issued to Dutchess Advisors, LLC as a finder’s fee.  HBS had 4,201,934 shares outstanding as of the Effective Date of the merger.  In total 18,098,652 shares are outstanding following the Effective Date of Merger.

HBS intends to carry on the business of San West as our sole line of business.  HBS has relocated its principal executive offices to 10350 Mission Gorge Road, Santee, California 92069, and has a telephone number of (714) 724-3355.

The Merger is being accounted for as a “reverse merger”.  San West is deemed to be the acquirer in the reverse merger.  Consequently, the assets and liabilities and retained deficit of San West prior to the Merger will be reflected in the financial statements.  The following unaudited financial information has been developed by application of pro forma adjustments to the historical financial statements of San West, Inc. appearing elsewhere in this Current Report. The unaudited pro forma information gives effect to the Merger which has been assumed to have occurred on March 31, 2009 for purposes of the pro forma balance sheet and as of January 1, 2008 for purposes of the statement of operations for the year ended December 31, 2008 and the three months ended March 31, 2009.

The unaudited pro forma adjustments are based upon available information and certain assumptions, as described in the accompanying notes that we believe are reasonable under the circumstances. The unaudited pro forma financial information is presented for informational purposes only and does not purport to represent what the results of operations or financial position of San West, Inc. would have been had the transactions described above actually occurred on the dates indicated, nor do they purport to project the financial condition of San West, Inc. for any future period or as of any future date. The unaudited pro forma financial information should be read in conjunction with the San West, Inc. financial statements and notes thereto included elsewhere in this Current Report.

The summarized assets and liabilities of the purchased company (Human BioSystems) on June 5, 2009 (“Effective Date”) were as follows:

San West, Inc.
Unaudited Pro Forma Balance Sheet
As of March 31, 2009

	San West, Inc. Actual	Human BioSystems, Inc. Actual	Merger Adjustments		Pro Forma
ASSETS					
CURRENT ASSETS					
Cash	$ 25,991	$ -	$ -		$ 25,991
Accounts receivable	11,670	-	-		11,670
Inventory	622,358	-	-		622,358
Employee advances	800	-	-		800
Prepaid expenses	1,543	10,900			12,443
Total current assets	662,362	10,900	-		673,262
Fixed assets	130,226	130,900	-		261,126
Accumulated depreciation	(14,918)	(59,500)	-		(74,418)
Net fixed assets	115,308	71,400	-		186,708
Investments - cash	25,000		(25,000)		-
Other assets	22,344		550,016	(2)	572,360
Goodwill	288,989		2,173,094		2,462,083
Total assets	$ 1,114,003	$ 82,300	$ 2,698,110		$ 3,894,413
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)					
CURRENT LIABILITIES					
Bank overdraft	$ -	$ 6,100			6,100
Accounts payable	465,222	962,300			1,427,522
Accrued liabilities	-	179,800			179,800
Other current liabilities	120,751	25,000			145,751
Public relations payable		58,400			58,400
Loans from shareholders		593,100			593,100
Subsidiary purchase	271,112				271,112
Note payable, net of discount	74,000	322,500	327,500	(3)	724,000
Total current liabilities	931,085	2,147,200	327,500		3,405,785
Loans from shareholder's	206,950	-	-		206,950
Loan payable	100,000	-	-		100,000
Total liabilities	1,238,035	2,147,200	327,500		3,712,735
STOCKHOLDERS' EQUITY (DEFICIT)					
Common stock	4,137	-	13,961	(1)	18,098
Additional-paid-in-capital	391,061	25,851,600	(25,559,851)		682,810
Retained earnings (deficit)	(519,230)	(27,916,500)	27,916,500		(519,230)
Total stockholders' equity (deficit)	(124,032)	(2,064,900)	2,370,610		181,678
Total liabilities and shareholders equity (deficit)	$ 1,114,003	$ 82,300	$ 2,698,110		$ 3,894,413

Notes to pro forma balance sheet adjustments:

1)

Includes 13,079,264 San West shares and the issuance of 1) 2,140,132 shares to HBS shareholders valued at $0.15 per share on the Effective Date of the merger, 2) 817,454 shares to Dutchess as a finder’s fee also valued at $0.15 per share, 3) 520,000 shares issued for $26,000, 4) 3,975 shares issued pre merger and outstanding post merger valued at $0.15 per share and 5) 1,537,825 shares issued on the European exchange valued at $0.15 per share.

2)

Represents the value of all patents, know how, data, technical papers and the shares owned in Environmental BioMass Energy.  Pursuant to the Plan of Merger, these assets in addition to the net fixed assets of $71,400 above will transfer to certain parties in satisfaction of 100% of Human BioSystem's liabilities to said parties which is reflected in the entire balance captioned above as "Loans from shareholders".  Said transfer is to occur six months after the Effective Date of the merger provided that during the first six months from the Effective Date of the merger HBS is unable to sell said assets to any non affiliated third party.  Sale of said assets is not expected to occur.  Thus, the assets are valued equivalent to the consideration provided or the value of HBS liabilities to HBS shareholders.

3)

Represents penalties and interest on the November 2006 promissory note to Dutchess Private Equities L.P..  HBS, its subsidiaries and San West executed an Amendment to the Finance Documents on June 11, 2009 whereby the balance owing to Dutchess was acknowledged to be $650,000 and the terms and conditions of all previously executed documents is to remain unchanged and in force.

Notes to statement of operations proforma adjustments:

1)

As of December 31, 2008, 5,558,136 pre merger weighted average or 17,572,928 post merger shares were outstanding.

2)

5,019,386 shares is comprised of: 1) 2,140,132 to HBS shareholders, 2) 817,454 to Dutchess for finder’s fee, 3) 420,000 to Vladimir Cood, 4) 100,000 to Addison Brown, 5) 3,975 to Robert Lanz, and 6) 1,537,825 of outstanding Reg S shares.

3)

As of March 31, 2009, 4,827,058 pre merger weighted average or 15,261,511 post merger shares were outstanding.  In addition, 780,680 weighted average shares were issuable upon conversion of a convertible promissory note dated February 13, 2009 to Troy Flowers.  13,079,264 shares were issued for 4,136,836 or 100% of the pre merger issued and outstanding shares of San West, Inc. The weighted average shares are higher than the actual shares due to the exchange of 2.5 million previously issued shares for a $100,000 promissory note on February 13, 2009.  The 2.5m shares were canceled prior to the merger.

4

Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated August 11, 2009 with respect to the financial statements of San West, Inc. as of December 31, 2008 and 2007, and the period from July 26, 2001 (inception) to December 31, 2008, included in the Current Report on Form 8-K/A filed by San West, Inc. dated August 24, 2009.

/s/ The Blackwing Group, LLC.

 Independence, Missouri

August 21, 2009